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                                                                    EXHIBIT 99.1

PROXY

                          VISHAY INTERTECHNOLOGY, INC.
                               63 LINCOLN HIGHWAY
                        MALVERN, PENNSYLVANIA 19355-2120


    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISHAY INTERTECHNOLOGY, INC. FOR USE AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD FRIDAY, NOVEMBER 2, 2001.


    The shares of stock you hold will be voted as you specify on this proxy, by telephone or via the Internet.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.


    The undersigned hereby appoints Dr. Felix Zandman, Avi D. Eden and
Dr. Gerald Paul, and each or any of them, their attorneys or agents, with full power of substitution, to vote as Proxy for the undersigned as herein stated at the Special Meeting of Stockholders of Vishay Intertechnology, Inc. to be held at Vishay's corporate office at 63 Lincoln Highway, Malvern, Pennsylvania on Friday, November 2, 2001 at 11:00 a.m. Eastern Time, and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposal set forth on the reverse hereof and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Joint Proxy Statement/Prospectus, dated
      , 2001.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
  ENVELOPE.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)
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 THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE
                            VOTED FOR THE PROPOSALS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

    1. To approve the amendment to the Amended and Restated Certificate of Incorporation of Vishay Intertechnology, Inc., increasing the number of authorized shares of capital stock of Vishay.

           FOR / /                AGAINST / /                ABSTAIN / /

    2. To approve the issuance of Vishay common stock in connection with the merger agreement among Vishay, Vishay Acquisition Corp. and General Semiconductor, Inc.

           FOR / /                AGAINST / /                ABSTAIN / /

    NOTE: Please sign this proxy exactly as the name(s) appears hereon. When signing as attorney-in-fact, executor, administrator, trustee, guardian, etc., please add your title as such. Proxies executed in the name of a corporation should be signed on behalf of the corporation by a duly authorized officer. Where shares are owned in the name of two or more persons, all such persons should sign this proxy.

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
    ----------------------------          ----------------------------           ----------------------------
      Signature of Stockholder              Signature of Stockholder                         Date
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                       Detach here from proxy voting card

                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK
   INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 4:00 P.M. EASTERN TIME
               THE BUSINESS DAY PRIOR TO THE SPECIAL MEETING DAY.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
                                  IN THE SAME
         MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.
                                    INTERNET
                            HTTP://WWW.VOTEPROXY.COM
   Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                   TELEPHONE
                        1-800-PROXIES OR 1-800-776-9437
 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                      MAIL
 Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD